Jubak Global Equity Fund
NASDAQ Symbol: JUBAX

Summary Prospectus	December 8, 2010

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and Statement of Additional Information and other information about the Fund online at www.jubakfund.com.  You may also obtain this information at no cost by calling 1-888-88JUBAK (58225) or by sending an e-mail request to JubakFunds@umb.com. The Fund's Prospectus and Statement of Additional Information, both dated June 30, 2010, as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Jubak Global Equity Fund (the “Fund”) seeks long term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption fee if redeemed within 90 days of purchase (as a percentage of amount redeemed)	2.00%
Wire fee or overnight check delivery fee	$15
Retirement account fees (annual maintenance and redemption requests)	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	1.20%
Distribution (Rule 12b-1) Fee	0.25%
Other expenses[1]	0.62%
Total annual fund operating expenses	2.07%
Fee waiver and/or expense reimbursements[2]	(0.32%)
Total annual fund operating expenses after fee waiver and/or expense reimbursements[2]	1.75%

[1]	“Other expenses” have been estimated for the current fiscal year.
[2]
The Fund’s advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.75% of average daily net assets of the Fund.  This agreement is in effect until June 30, 2011, and it may be terminated before that date only by the Trust’s Board of Trustees.  The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid for three years from the date of any such waiver or payment.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years
$178	$618

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  The Fund is newly-created and, as a result, does not have a portfolio turnover rate.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets in equity securities of companies located throughout the world, including the United States, and at least 40% of its assets in companies organized, headquartered or doing a substantial amount of business outside the United States.  The Fund considers a company that has, at the time of investment, at least 50% of its assets or derives at least 50% of its revenue during the most recent fiscal year from business outside the United States as doing a substantial amount of business outside the United States. The Fund will invest primarily in equity securities of companies located in developed countries and may invest up to 40% of its assets in emerging markets.

The Fund’s investments in equity securities may include common stocks, preferred stocks and convertible securities.  The Fund may invest in any size company, including small and mid capitalization companies.  The Fund will focus its investment in a portfolio of stocks across all industry groups, market capitalization ranges and geographic locations (but in no less than three different countries). From time to time, the Fund may have a significant portion of its assets invested in the securities of companies in one or a few countries or regions.

The Fund also may invest in American, European, and global depository receipts (“ADRs”, “EDRs”, and “GDRs”, respectively) and exchange-traded funds (“ETFs”).  ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks.  EDRs and GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets. ETFs are investment companies that invest in portfolios of securities designed to track particular market segments or indices and that has shares which are bought and sold on securities exchanges.

The Fund advisor’s investment process is based on a large number of factors, including macro-economic trends and geopolitical issues, as well as more fundamental analysis of specific company performance, competitors and markets.  The Fund’s advisor also considers other factors including political risk, monetary policy risk, and regulatory risk when selecting foreign (non-U.S.) securities.  The advisor’s investment approach begins with a macro-economic approach that identifies important long-term global economic, financial, demographic, technology, and political trends and then seeks to identify specific companies that will be positively affected by these trends prior to general recognition of their consequences by markets.  In choosing the specific stocks to buy to take advantage of these long-term trends the advisor looks at fundamental positioning in a company's market, management track records, competitive advantage with respect to competitors, and financial staying power, and then seeks to buy the best stocks based on these metrics whenever short-term market volatility gives the Fund an opportunity to buy these stocks at low or reasonable prices.

Principal Risks of Investing

Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause investors to lose money.

•	Investment Risks: An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

•
Equity Risks: A principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

•
Foreign Investment Risks: The Fund's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing the full value of its investments.

•
Currency Risks: Foreign securities that trade in, and receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

•
Emerging Markets Risks:  The Fund’s investments in foreign issuers in developing or emerging market countries involve exposure to changes in economic and political factors.  The economies of most emerging market countries are in the infancy stage of capital market development.  As a result, their economic systems are still evolving and their political systems are typically less stable than those in developed economies. Emerging market countries often suffer from currency devaluation and higher rates of inflation.

•
Management Risks: The Fund is subject to management risk because it is an actively managed portfolio. The Fund’s advisor applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Fund and its advisor are new and, as of the date of this Prospectus, have no operating history.

•
Non-Diversification Risks: The Fund is non-diversified, which means the Fund may focus its investments in the securities of a comparatively small number of issuers. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

•
Small- and Mid-Cap Company Risks:  The securities of small- or mid-cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies or the market averages in general.

•
ETF Risks: The risk of ETFs generally reflects the risk of owning shares of the underlying securities held by the ETFs, although the lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities.   The Fund limits its investment in shares of other investment companies including ETFs to the extent allowed by the Investment Company Act of 1940, as amended (the “1940 Act”).

Performance
Because the Fund is new, it does not have a full calendar year performance record to compare against other mutual funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Investment Advisor

Jubak Asset Management, LLC (the “Advisor”)

Portfolio Manager

James Jubak has served as the portfolio manager of the Fund since its inception on June 30, 2010.

Purchase and Sale of Fund Shares

To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$500	$250
Traditional and Roth IRA Accounts	$500	$250
Automatic Investment Plan	$500	$250
Gift Account For Minors	$500	$250

Fund shares are redeemable on any business day by written request or by telephone.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.